Components of Income Tax (Detail) ¥ in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Income Tax Disclosure [Abstract]
Current income tax	¥ 3,407	$ 467	¥ 3,812	¥ 3,163
Income tax refund due to reduced tax rate	0	0	0	(468)
Adjustments of deferred tax assets due to change in tax rates	(334)	(46)	111	119
Deferred income tax (benefit) expense	1,374	188	(274)	(236)
Taxation for the year	¥ 4,447	$ 609	¥ 3,649	¥ 2,578